Exhibit 99.1

November 2, 2011

NEWS RELEASE

EL GALLO COMPLEX DRILLING CONTINUES TO INTERSECT EXCITING

NEAR SURFACE SILVER MINERALIZATION AT PALMARITO

PLUS CORE TWINNING DELIVERS +49% INCREASE IN SILVER GRADE

TORONTO, ONTARIO (November 2, 2011) US GOLD CORPORATION (NYSE-TSX: UXG) is pleased to announce results from 1) exploration drilling and 2) core twinning at Palmarito, part of the El Gallo Complex in Sinaloa, Mexico.  Exploration drilling continues to intersect exciting mineralization, designed to expand the open pit resource. Highlights include: 140.0 grams per tonne (gpt) silver over 14.0 meters (m), 180.7 gpt silver over 8.7 m and 384.2 gpt silver over 4.7 m.  Results start from surface. In addition, 39 of 61 historical reverse circulation holes have been twinned with core. Results to date show that the grade-weighted average has been increased to 157 gpt silver from 106 gpt silver (+49%) (Table 2).

“Our team has done a fantastic job at Palmarito. Drilling this year has transformed the deposit from a minor source of future production into an increasingly important asset for US Gold in Mexico. The silver grades we are encountering are well above the current resource average,” stated Rob McEwen, Chairman and CEO.

PALMARITO: GOOD GRADES, NEAR SURFACE, EXPANDING POTENTIAL

On September 8th, US Gold announced that a core drill was modified in order to access a high priority, but difficult to access exploration target. The initial hole from the area was encouraging: 263.2 gpt silver, 0.3 gpt gold over 6.5 m, with the mineralization starting at surface. Holes PMX-198, 195 and 191 were recently completed to further test the area’s potential. PMX-198 was located 55 m southeast of the initial result and PMX-195/191 were located approximately 20 m to the southwest (Fig 2-5). Each hole continued to intersect exciting near surface silver mineralization, highlighting the areas potential. Drilling to further extend the mineralization is underway.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

PMX-198	140.0	14.0	0.0	4.1	45.9	0.0
Including	495.0	1.3	0.0	14.4	4.3	0.0

PMX-195	180.7	8.7	0.0	5.3	28.5	0.0
Including	346.2	1.8	0.0	10.1	5.9	0.0

PMX-191	384.2	4.7	0.0	11.2	15.4	0.0
Including	595.3	2.1	0.0	17.4	6.9	0.0

One additional hole, PMX-156 (Fig. 2), was recently completed at Palmarito. This hole was drilled through inferred mineralization in order to convert the mineralization to the indicated category and to further extend the inferred resource. This hole encountered lower than expected silver grade, but over a much thicker interval.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

PMX-156	63.8	26.0	0.0	1.9	85.3	0.0

PALMARITO: CORE TWINNING SHOWS 49% GRADE INCREASE

Palmarito was originally drilled in the mid-1990’s. Based on the drilling method (reverse circulation), US Gold believed there was a possibility that the silver grades were understated. Earlier this year, drilling to infill and offset these earlier holes consistently returned better grades, helping to confirm this belief. US Gold has now twinned 39 historic reverse circulation holes with core. As compared to reverse circulation, core results are believed to give a more accurate representation of a deposits grade and tonnes. Results show that the grade-weighted average for silver has been increased to 157 gpt silver from 106 gpt silver (+49%) for the first 39 holes.

US Gold will evaluate the impact of the twinning once the remaining 22 holes have been finalized and compared. An updated resource estimate for Palmarito will be completed during first quarter 2012. A summary of the 2010 Palmarito silver and gold resource is shown below. Please see Table 2 for core twinning results.

	Tonnes	Silver Grade	Gold Grade	Total Silver	Total Gold
	(million)	(gpt)	(gpt)	(million oz.)	(oz.)

Measured + Indicated	3.7	71.0	0.14	8.5	16,381
Inferred	1.6	58.0	0.10	3.0	5,299

PHASE 1 MINING SCHEDULED FOR MID-2012

Phase 1 mining at the El Gallo Complex is expected to commence during the second quarter 2012. The El Gallo Complex includes the El Gallo and Palmarito silver deposits and the Magistral gold deposits, which are all located within a 13 km (8 mile) radius. Phase 1 will focus on the permitted gold deposits and is expected to produce 30,000 ounces of gold per year after initial ramp up. Capital costs have been estimated at $15 million and the projected cash flow will help fund Phase 2, which is forecast to produce an additional 5 million ounces of silver per year, beginning in 2014. Readers should note that mineral resources that are not classified as mineral reserves do not have demonstrated economic viability.

ABOUT US GOLD (www.usgold.com)

US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold’s shares are listed on the NYSE and the TSX under the symbol UXG, trading 2.5 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF. Rob McEwen, Chairman and CEO, owns 20% of the shares of US Gold. On June 14, 2011 the Company announced that Mr. McEwen proposed to combine the Company with Minera Andes to create a high growth, low-cost, mid-tier silver producer operating in the Americas. Each Minera Andes shareholder would receive 0.45 of a US Gold share for every Minera Andes share held. US Gold has submitted its preliminary proxy statement for review by the SEC and is awaiting comments and approval, following which the company will set a record and meeting date.

Technical Information

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s El Gallo Complex.  One quarter to one half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

For additional information about the El Gallo Complex see the “Preliminary Economic Assessment for the El Gallo District, Sinaloa State Mexico” dated February 11, 2011 and prepared by Paul Gates, PE, Richard Addison, PE, Aaron McMahon, PG of Pincock Allen & Holt of Denver, Colorado (“El Gallo PEA”). All three individuals are Qualified Persons as defined by NI 43-101 and are independent of US Gold Corporation as defined in Section 1.4 of NI 43-101 and Section 3.5 of Companion Policy 43-101CP. Mr. McMahon verified the mineral resource data contained in the El Gallo PEA by conducting a site visit, which included verifying drill hole locations and survey data, reviewing sampling handling, data collection procedures, partial audit of the assay database, review of the QA/QC data and analysis of core recovery and drill logs and their relations to assay values. The El Gallo PEA is available on SEDAR (www.sedar.com).

Cautionary Note to US Investors

US Gold (including in its preparation of the El Gallo PEA) prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, US Gold reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

Canadian regulations permit the disclosure of resources in terms of “contained ounces”; however, the SEC only permits issuers to report “mineralized material” in tonnage and grade without reference to contained ounces. Under U.S. regulations the tonnage and grade described herein under the “measured” and “indicated” categories would be characterized as mineralized material. The disclosure herein is being made by US Gold to provide a means of comparing its project to those of other companies in the mining industry, many of which are Canadian and report pursuant to NI 43-101, and to comply with applicable disclosure requirements. U.S. investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of the potential target mineral resources will ever be confirmed or converted into Guide 7 compliant “reserves”.

Forward Looking Statement

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:
Jenya Mescheryakova Investor Relations Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 181 Bay Street Bay Wellington Tower Suite 4750, P.O. Box 792 Toronto, ON M5J 2T3 E-mail: info@usgold.com

Table 1. Palmarito Exploration Drill Results: Core Holes Assay	November 2011

Metric Units Table

Hole #	Silver	Length	From*	Azimuth	Dip	Easting	Northing
	(gpt)	(meters)	(meters)

Palmarito
PMX-156	63.8	26.0	0.0	230°	-10°	2830556	201243

PMX-191	384.2	4.7	0.0	110°	-50°	2830542	201083
Including	595.3	2.1	0.0

PMX-195	180.7	8.7	0.0	120°	-50°	2830537	201115
Including	346.2	1.8	0.0

PMX-198	140.0	14.0	0.0	180°	-50°	2830536	201150
Including	495.0	1.3	0.0

*Mineralization from each hole starts at surface

Imperial Units Table

Hole #	Silver	Length	From*	Azimuth	Dip	Easting	Northing
	(opt)	(feet)	(feet)

Palmarito
PMX-156	1.9	85.3	0.0	230°	-10°	2830556	201243

PMX-191	11.2	15.4	0.0	110°	-50°	2830542	201083
Including	17.4	6.9	0.0

PMX-195	5.3	28.5	0.0	120°	-50°	2830537	201115
Including	10.1	5.9	0.0

PMX-198	4.1	45.9	0.0	180°	-50°	2830536	201150
Including	14.4	4.3	0.0

*Mineralization from each hole starts at surface

Table 2. Palmarito Core Twinning vs. Historic RC Drilling	November 2011

Hole #	Silver	Length	From	Grade Difference	Length Difference
	(gpt)	(m)	(m)	(%)	(%)

Core: PMX-109	94.0	0.6	34.6
RC: P15	31.0	1.5	31.2	+203%	-60%

Core: PMX-113	89.2	11.5	43.5
RC: P14	60.0	9.1	42.4	+49%	+26%

Core: PMX-123	87.4	17.0	33.0
RC: P13	49.3	16.8	29.6	+77%	+1%

Core: PMX-152	—	—	—
RC: P56	137	1.5	30.2	-100%	-100%

Core: PMX154	110.6	7.0	51.0
RC: P44	71.3	6.1	54.3	+55%	+15%

Core: PMX157	62.7	6.4	69.7
RC: P17	80.5	3.0	63.1	-22%	+113%

Core: PMX159	146.8	5.1	39.8
RC: P43	70.8	7.6	36.9	+107%	-33%

Core: PMX164	82.9	6.0	4.0
RC: P66	62.7	4.6	4.0	+32%	+23%

Core: PMX169	126.3	5.7	60.7
RC: P73	55.0	1.5	53.0	+130%	+280%

Core: PMX170	74.9	5.7	25.6
RC: P58	58.5	3.1	24.5	+28%	+84%

Core: PMX171	51.7	1.2	54.8
RC: P37	41.0	1.5	56.1	+26%	-20%

Core: PMX172	286.8	15.9	0.0
RC: P51	171.0	15.2	0.0	+68%	+5%

Table 2. Cont.	November 2011

Hole #	Silver	Length	From	Grade Difference	Length Difference
	(gpt)	(m)	(m)	(%)	(%)

Core: PMX173	99.1	9.0	54.8
RC: P57	49.8	6.1	56.1	+99%	+48

Core: PMX174	103.2	3.2	34.3
RC: P72	—	—	—	+100%	+100%

Core: PMX179	484.4	6.7	57.6
RC: P40	106.2	7.6	49.7	+356%	-12%

Core: PMX181	125.5	17.8	39.8
RC: P2	131.7	15.2	41.8	-5%	+17%

Core: PMX182	136.9	3.0	39.0
RC: P3	63.0	3.1	38.4	+117%	-3%
Core: PMX182	199.3	6.1	50.0
RC: P3	159.8	13.7	50.6	+25%	-55%
Core: PMX182	282.0	7.7	57.9
RC: P3	69.0	1.5	62.8	+309%	+413%

Core: PMX184	92.5	9.2	58.0
RC: P20	60.8	6.1	64.6	+52%	+51%

Core: PMX185	73.8	2.0	25.0
RC: P63	—	—	—	+100%	+100%

Core: PMX186	88.7	12.8	59.9
RC: P21	183.5	6.1	72.2	-52%	+110%

Core: PMX187	48.5	1.0	59.0
RC: P64	111.4	3.1	77.4	-56%	-68%

Core: PMX188	79.2	5.0	65.6
RC: P4	81.0	7.6	58.5	-2%	-34%

Table 2. Cont.	November 2011

Hole #	Silver	Length	From	Grade Difference	Length Difference
	(gpt)	(m)	(m)	(%)	(%)

Core: PMX-192	116.0	11.0	0.0
RC: P53	82.1	16.8	0.0	+41%	-35%

Core: PMX-193	91.7	5.0	40.0
RC: P16	84.0	3.0	31.7	+9%	+67%

Core: PMX-194	157.4	10.5	0.0
RC: P52	87.6	7.6	0.0	+80%	+38%

Core: PMX-196	81.2	6.2	28.0
RC: P25	65.3	4.6	22.0	+24%	+35%
Core: PMX-196	260.4	5.1	38.1
RC: P25	289.7	3.1	40.2	-10%	+65%

Core: PMX-197	70.9	7.0	15.5
RC: P49	95.1	12.2	14.3	-25%	-43%

Core: PMX-199	136.8	7.0	14.0
RC: P24	114.7	16.8	0.6	+19%	-58%
Core: PMX-199	170.9	3.4	29.4
RC: P24	86.4	7.6	29.6	+98%	-55%

Core: PMX-200	373.1	11.2	0.0
RC: P50	147.3	10.7	0.3	+154%	+5%

Core: PMX-201	68.4	21.7	31.2
RC: P26	98.1	16.8	37.2	-30%	+29%

Core: PMX-202	72.3	7.6	3.6
RC: P29	145.2	13.7	0.0	-50%	-45%

Core: PMX203	148.3	17.8	24.5
RC: P60	95.8	16.8	21.0	+55%	+6%

Core: PMX-204	123.5	11.8	4.3
RC: P30	84.2	13.7	0.0	+47%	-14%

Table 2. Cont.	November 2011

Hole #	Silver	Length	From	Grade Difference	Length Difference
	(gpt)	(m)	(m)	(%)	(%)

Core: PMX-205	100.0	15.3	13.9
RC: P65	138.9	25.9	0.0	-28%	-41%

Core: PMX-206	546.0	13.1	21.4
RC: P62	105.1	13.7	19.2	+420%	-4%

Core: PMX-207	196.9	7.1	1.5
RC: P32	105.1	9.2	1.5	+87%	-24%

Core: PMX-208	132.8	4.8	88.0
RC: P23	134.5	6.1	90.8	-1%	-21%

Core: PMX-209	181.4	4.7	69.9
RC: P18	79.0	9.1	61.6	+130	-48%

Core: PMX-210	113.3	3.0	34.9
RC: P48	87.9	4.6	37.2	+29%	-35%

Figure 1

El Gallo Complex: Location of Deposits and Mineralized Veins

Nov 2011

US Gold Concession Size 535,000 Acres
El Gallo
Magistral
San Dimas
Palmarito
Area Shown in
News Release
Legend
US Gold Concessions
Mineralized Veins
Process Facilities
N
0
3
6
Miles
0
5
10
Km
180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000

Figure 2
El Gallo Complex, Sinaloa, Mexico
Palmarito Exploration Hole Locations - Plan (Aerial) View

Nov 2011

Legend
Mineralization
Nov 2011 Core Hole
Pit Outline
Cross Section Direction
PMX-191 = Drill Hole #
Cross Section - Figure 3
Cross Section - Figure 4
PMX-195
PMX-156
PMX-191
PMX-198
Pit Design
$18 Silver Price
N
0
500
Meters
0
1,500
Feet
200800
201000
201200
201400
201600
201800
2830800
2830600
2830400
2830200

Figure 3
El Gallo Complex, Sinaloa, Mexico
Cross Sectional View - Palmarito Deposit (Section PAL North11)

Nov 2011

S
N
Expansion Potential
Elev 200m
100
0
-100
-200
Surface
PMX-198
140 gpt Ag / 14 m
Legend
Silver Mineralization
Core Hole - Nov 2011
Previously Released Core Hole
Mineral Intercept
Ag = Silver
gpt = Grams per ton
m = meters
PMX-198 = Drill Hole ID
0 25 50
Meters
0 75 150
Feet

Figure 4
El Gallo Complex, Sinaloa, Mexico
Cross Sectional View - Palmarito Deposit (Section PAL NW07)

Nov 2011

SE
NW
180 gpt Ag / 8.7 m
Elev 200m
Expansion Potential
Surface
PMX-195
100
0
Legend
Silver Mineralization
Core Hole - Nov 2011
Previously Released Core Hole
Mineral Intercept
Ag = Silver
gpt = Grams per ton
m = meters
PMX-195 = Drill Hole ID
0
75
150
Feet
0
25
50
Meters

US★GOLD

Figure 5
El Gallo Complex, Sinaloa, Mexico
Palmarito Recent Drilling - Looking Southwest

Nov 2011

Historical Open Pit
Past Production
Silver: 15.5 MM oz.
Gold: 50,000 oz.
PMX-195: 180 gpt Ag / 8.7 m
PMX-198: 140 gpt Ag / 14 m
PMX-191: 384 gpt Ag / 4.7 m
Legend
Drill Hole Collar
Ag = Silver
gpt = Grams per ton
m = meters
PMX-191 = Drill Hole ID